Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Sunoco LP and Sunoco Finance Corp. Notes
Date of Purchase,04/04/2016
Underwriter From Whom Purchased,Credit Suisse
Securities(USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.86%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diebold Inc. Notes
Date of Purchase,04/05/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.48%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"MGM Escrow Issuer, LLC/MGM Growth
Properties Operating Partnership LP Notes"
Date of Purchase,04/06/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.34%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Numericable-SFR SA Notes
Date of Purchase,04/06/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.21%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,CCO Holdings LLC and CCO Holdings Capital
Corp. Notes
Date of Purchase,04/07/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.19%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"GLP Capital LP and GLP Financing II, Inc.
Notes"
Date of Purchase,04/11/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.05%
" Commission, Spread or Profit ",0.94%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"GLP Capital LP and GLP Financing II, Inc.
Notes"
Date of Purchase,04/11/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.17%
" Commission, Spread or Profit ",0.94%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,The Geo Group Inc. Notes
Date of Purchase,04/11/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,8.92%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Pinnacle Entertainment Inc. Notes
Date of Purchase,04/12/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.49%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Micron Technology Inc. Notes
Date of Purchase,04/14/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.15%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Altice US Finance I Corporation Notes
Date of Purchase,04/19/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.11%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Kaiser Aluminum Corp. Notes
Date of Purchase,04/28/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.38%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North America Inc. Notes
Date of Purchase,04/29/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.01%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Hanesbrands Inc. Notes
Date of Purchase,05/03/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.50%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Hanesbrands Inc. Notes
Date of Purchase,05/03/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.50%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,United States Steel Corporation Notes
Date of Purchase,05/03/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.55%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Mobile Mini Inc. Notes
Date of Purchase,05/04/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.67%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,PTC Inc. Notes
Date of Purchase,05/04/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.04%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Logistics LP and Tesoro Logistics
Finance Corp. Notes
Date of Purchase,05/09/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.25
Aggregate % of Issue Purchased by the Firm,3.40%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Logistics LP and Tesoro Logistics
Finance Corp. Notes
Date of Purchase,05/09/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,7.27%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Goodyear Tire & Rubber Company Notes
Date of Purchase,05/10/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.50%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,AES Corporation Notes
Date of Purchase,05/11/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.00%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Boardwalk Pipelines LP Notes
Date of Purchase,05/11/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$98.86
Aggregate % of Issue Purchased by the Firm,5.91%
" Commission, Spread or Profit ",0.65%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Penske Automotive Group Notes
Date of Purchase,05/11/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,6.88%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Teleflex Inc. Notes
Date of Purchase,05/11/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.02%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"Cheniere Corpus Christi Holdings, LLC
Notes"
Date of Purchase,05/12/2016
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.27%
" Commission, Spread or Profit ",0.83%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,LifePoint Health Inc. Notes
Date of Purchase,05/12/2016
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.94%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Performance Food Group I Notes
Date of Purchase,05/12/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.16%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Aramark Services Inc. Notes
Date of Purchase,05/16/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.76%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond I Finance Corp and Diamond II
Finance Corp. Notes
Date of Purchase,05/17/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.97
Aggregate % of Issue Purchased by the Firm,1.48%
" Commission, Spread or Profit ",0.74%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond I Finance Corp and Diamond II
Finance Corp. Notes
Date of Purchase,05/17/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.96
Aggregate % of Issue Purchased by the Firm,3.38%
" Commission, Spread or Profit ",0.74%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond I Finance Corp and Diamond II
Finance Corp. Notes
Date of Purchase,05/17/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.95
Aggregate % of Issue Purchased by the Firm,2.88%
" Commission, Spread or Profit ",0.74%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond I Finance Corp and Diamond II
Finance Corp. Notes
Date of Purchase,05/17/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.93
Aggregate % of Issue Purchased by the Firm,0.64%
" Commission, Spread or Profit ",0.74%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond I Finance Corp and Diamond II
Finance Corp. Notes
Date of Purchase,05/17/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.92
Aggregate % of Issue Purchased by the Firm,1.80%
" Commission, Spread or Profit ",0.74%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond I Finance Corp. and Diamond II
Finance Corp. Notes
Date of Purchase,05/17/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.98
Aggregate % of Issue Purchased by the Firm,1.25%
" Commission, Spread or Profit ",0.74%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc. Notes
Date of Purchase,05/18/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.36%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"Vereit Operating Partnership, L.P. Notes"
Date of Purchase,05/18/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,0.43%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"Vereit Operating Partnership, L.P. Notes"
Date of Purchase,05/18/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.20%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,US Concrete Inc. Notes
Date of Purchase,05/23/2016
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.12%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Match Group Inc. Notes
Date of Purchase,05/24/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.55%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Open Text Corporation Notes
Date of Purchase,05/25/2016
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.30%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Teck Resources Limited Notes
Date of Purchase,05/26/2016
Underwriter From Whom Purchased,BofA Merill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,0.86%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Teck Resources Limited Notes
Date of Purchase,05/26/2016
Underwriter From Whom Purchased,BofA Merill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,0.94%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Wesco Distribution Inc. Notes
Date of Purchase,06/02/2016
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.42%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Yum! Brands Inc. Notes
Date of Purchase,06/02/2016
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.98%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Yum! Brands Inc. Notes
Date of Purchase,06/02/2016
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.98%
" Commission, Spread or Profit ",0.88%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Six Flags Entertainment Corporation Notes
Date of Purchase,06/07/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,8.27%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond 1 Finance Corp and Diamond 2 Finance
Corp. Notes
Date of Purchase,06/08/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.18%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Diamond 1 Finance Corp and Diamond 2 Finance
Corp. Notes
Date of Purchase,06/08/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.46%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Sabine Pass Liquefaction Notes
Date of Purchase,06/08/2016
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.23%
" Commission, Spread or Profit ",0.67%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Communications Sales & Leasing Inc. Notes
Date of Purchase,06/09/2016
Underwriter From Whom Purchased,Citigroup Global
Markets Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.25
Aggregate % of Issue Purchased by the Firm,11.96%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,JC Penney Corporation Inc. Notes
Date of Purchase,06/09/2016
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,0.57%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,West Corporation Notes
Date of Purchase,06/09/2016
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.57%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Weatherford International Ltd Notes
Date of Purchase,06/10/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,0.96%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,Weatherford International Ltd Notes
Date of Purchase,06/10/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.27%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,AK Steel Corporation Notes
Date of Purchase,06/13/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,8.00%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"L Brands, Inc. Notes"
Date of Purchase,06/13/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,8.46%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,US Foods Inc. Notes
Date of Purchase,06/13/2016
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.16%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"AmeriGas Partners, L.P and AmeriGas Finance
Corp. Notes"
Date of Purchase,06/20/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.53%
" Commission, Spread or Profit ",1.23%
Fair & Reasonable Commission (Y/N) (1),Y

Sub-Adviser,J.P. Morgan Investment Management Inc.
Fund Name,PFI High Yield Fund I
Issuer,"AmeriGas Partners, L.P and AmeriGas Finance
Corp. Notes"
Date of Purchase,06/20/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.53%
" Commission, Spread or Profit ",1.23%
Fair & Reasonable Commission (Y/N) (1),Y